UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
April 24, 2017
 Date of Report (date of earliest event reported)
_________________
OpGen, Inc.
(Exact name of Registrant as specified in its charter)
_________________
Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)
(240) 813-1260
(Registrant's telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 5.02   —   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2017, the Board of Directors of OpGen, Inc. (the "Company") elected Tina S. Nova, Ph.D. as a member of its Board of Directors.  The Board also confirmed that Dr. Nova is an independent director.  Her term as a director began on April 24, 2017.
Dr. Nova is a life science industry veteran with extensive experience building and leading novel genomics-based businesses. She currently serves as president and chief executive officer of Molecular Stethoscope, Inc., a newly formed molecular diagnostics company, a position she has held since October 2015. Prior thereto, she served as senior vice president and general manager of Illumina's oncology business unit from July 2014 to August 2015. From March 2000 to April 2014, Dr. Nova was a co‑founder and director, president and chief executive officer of Genoptix Medical Laboratory, which was purchased by Novartis Pharmaceuticals Corporation for nearly $0.5 billion in 2011. She has also held senior executive positions with Nanogen, Inc., Ligand Pharmaceuticals, Inc. and Hybritech, Inc. Dr. Nova currently serves on the board of directors for Arena Pharmaceuticals, Veracyte, Inc. and is vice chairman of the board of directors for the newly formed Rady Pediatric Genomics and Systems Medicine Institute, which is part of Rady Children's Hospital-San Diego. She holds a B.S. degree in Biological Sciences from the University of California, Irvine, and a Ph.D. in Biochemistry from the University of California, Riverside.
The Board has not yet elected Dr. Nova to serve on any Board committee.
Dr. Nova will receive the cash and stock-based compensation for her Board service as paid by the Company to its non-employee directors, as disclosed in its filings with the SEC.  The Company also entered into an indemnification agreement with Dr. Nova in the form previously approved by the Board.
Item 9.01   —    Financial Statements and Exhibits.
Exhibit No.	Description
10.1
Form of OpGen, Inc. Indemnification Agreement for Directors and Executive Officers (incorporated by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1, filed with the SEC on March 3, 2015).

10.2
OpGen, Inc. Non-Employee Director Compensation Policy (incorporated by reference to Exhibit 10.16 to the Company's Registration Statement on Form S-1, Amendment No. 2, filed with the SEC on April 6, 2015).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
OpGen, Inc.

Date: April 27, 2017	By:	/s/ Timothy C. Dec
Timothy C. Dec
Chief Financial Officer